UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K/A

(Amendment No. 1)

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Current Report

Pursuant To Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

APRIL 6, 2020

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EMPIRE PETROLEUM CORPORATION

(Exact name of registrant as specified in its charter)

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Delaware	001-16653	73-1238709
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

1203 E. 33rd Street, Suite 250, Tulsa Oklahoma 74105

(Address of Principal Executive Offices) (Zip Code)

(539) 444-8002

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	EMPR	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On April 10, 2020, Empire Petroleum Corporation (the "Company") filed with the Securities and Exchange Commission a Current Report on Form 8-K, dated April 6, 2020 (the "Initial Form 8-K"), to report, among other things, that Empire Texas LLC (“Empire Texas”), a Delaware limited liability company, which is a wholly owned subsidiary of the Company , acquired (a) certain oil and gas properties, (b) 77.3 miles of gathering lines and pipelines and related facilities and equipment and (c) all general and limited partner shares and general and limited partner interest in Pardus Oil & Gas Operating, LP, from Pardus Oil & Gas, LLC ("Pardus") and Pardus Oil & Gas Operating GP, LLC (the "Pardus Acquisition").

This Current Report on Form 8-K/A amends Item 9.01 of the Initial Form 8-K to present certain financial statements of Pardus and to present certain unaudited pro forma financial statements of the Company in connection with the Pardus Acquisition.

Item 9.01 Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired.

Filed as Exhibit 99.1 to this Current Report on Form 8-K/A, and incorporated herein by reference, are audited historical consolidated financial statements of Pardus as of and for the years ended December 31, 2019 and 2018.

Filed as Exhibit 99.2 to this Current Report on Form 8-K/A, and incorporated herein by reference, is unaudited Supplemental Oil and Gas Information of Pardus.

Filed as Exhibit 99.3 to this Current Report on Form 8-K/A, and incorporated herein by reference, are unaudited historical consolidated financial statements of Pardus as of March 31, 2020 and for the three months ended March 31, 2020 and 2019.

(b)	Pro Forma Financial Information.

Filed as Exhibit 99.4 to this Current Report on Form 8-K/A, and incorporated herein by reference, are unaudited pro forma condensed consolidated financial statements of the Company as of and for the three months ended March 31, 2020, and for the year ended December 31, 2019, which have been prepared to give effect to the Pardus Acquisition. These unaudited pro forma condensed consolidated financial statements are provided for illustrative purposes only and do not purport to represent what the Company’s actual results of operations or financial position would have been if the Pardus Acquisition had occurred on the dates indicated, nor are they necessarily indicative of the Company’s future operating results or financial position.

(d)	Exhibits.

The following exhibits are filed herewith.

Exhibit Number	Description

2.1*	Purchase and Sale Agreement, dated as of April 6, 2020, by and between Pardus and Pardus Oil & Gas Operating GP, LLC and Empire Texas.

99.1**	Audited Historical Consolidated Financial Statements of Pardus.

99.2**	Unaudited Supplemental Oil and Gas Information of Pardus.

99.3**	Unaudited Historical Consolidated Financial Statements of Pardus.

99.4**	Unaudited Pro Forma Condensed Consolidated Financial Statements of the Company.

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*   Previously filed with the Initial Form 8-K.

** Filed with this Current Report on Form 8-K/A.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

EMPIRE PETROLEUM CORPORATION
Date: June 23, 2020	By:	/s/ Michael R. Morrisett
Michael R. Morrisett President

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